UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 12, 2007

(Date of earliest event reported)

WESTAFF, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

000-24990	94-1266151
(Commission	(I.R.S. Employer
File Number)	Identification No.)

298 North Wiget Lane, Walnut Creek, CA 94598
(Address of Principal Executive Offices, including Zip Code)

(925) 930-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01               Entry into a Material Definitive Agreement

On April 12, 2007, Westaff Support, Inc. (“Westaff”) entered into an Addendum to Employment Contract with Eric Person, its Vice President, Information Systems (the “Addendum”).  The Addendum modifies the Employment Contract dated August 14, 2006 (the “Contract”) to provide Mr. Person with six (6) months’ advance notice of termination of his employment.  A copy of the Addendum is filed as exhibit 10.1 to this current report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Document

10.1	Addendum to Employment Contract executed on April 12, 2007 between Westaff Support, Inc. and Eric Person

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.

	By:	/s/ Patricia M. Newman
Patricia M. Newman
President and Chief Executive Officer

Date: April 18, 2007

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Addendum to Employment Contract executed on April 12, 2007 between Westaff Support, Inc. and Eric Person